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                                                                   EXHIBIT 10.13

                        RESTRICTED SHARES AWARD AGREEMENT
             (1998 Restatement of 1996 Stock Option and Performance
                   Incentive Plan -- Performance-Based Goals)

      This RESTRICTED SHARES AWARD AGREEMENT (this "AGREEMENT") is made to be effective as of _______________, 200__ (the "EFFECTIVE DATE"), by and between Abercrombie & Fitch Co., a Delaware corporation (the "COMPANY"), and ________________________ (the "PARTICIPANT").

                                   WITNESSETH:

      WHEREAS, pursuant to the provisions of the 1998 Restatement of the 1996 Stock Option and Performance Incentive Plan of the COMPANY (the "PLAN"), the Compensation Committee (the "COMMITTEE") of the Board of Directors of the COMPANY administers the PLAN; and

      WHEREAS, the COMMITTEE has determined that shares of Class A Common Stock, $0.01 par value, of the COMPANY (the "RESTRICTED SHARES") should be granted to the PARTICIPANT subject to the restrictions, conditions and other terms set forth in this AGREEMENT;

      NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

      1.    Opportunity to Earn RESTRICTED SHARES.

            (A) The PARTICIPANT shall have the opportunity to earn RESTRICTED SHARES of the COMPANY based upon the achievement of the performance-based financial goals specified on Annex 1 to this AGREEMENT (the "PERFORMANCE-BASED GOALS") in respect of the fiscal year of the COMPANY ending ___________, 200__ (the "200__ FISCAL YEAR"). The PARTICIPANT shall have the opportunity to earn from zero to double the targeted number of __________ RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT) based upon the extent to which the PERFORMANCE-BASED GOALS are met or exceeded.

            (B) Within _______ (___) days following the end of the 200__ FISCAL YEAR (the "CERTIFICATION DATE"), the COMPENSATION COMMITTEE shall certify the extent to which the PERFORMANCE-BASED GOALS have been met or exceeded and notify the PARTICIPANT of the number of RESTRICTED SHARES which have been earned in respect of the 200__ FISCAL YEAR (the "EARNED RESTRICTED SHARES"). Each RESTRICTED SHARE earned shall represent one issued and outstanding share of Class A Common Stock, $0.01 par value (the "COMMON SHARES"), of the COMPANY, and shall be subject to the restrictions, conditions and other terms set forth in this AGREEMENT.

      2.    Terms and Conditions of the RESTRICTED SHARES.

            (A) RESTRICTED PERIOD. Except as provided under Sections 4 and 5 of this AGREEMENT, the period of restriction (the "RESTRICTED PERIOD"), after which the

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EARNED RESTRICTED SHARES shall become vested and no longer be subject to forfeiture to the COMPANY, shall lapse according to the following schedule:

                  (i) the RESTRICTED PERIOD shall lapse as to _____% of the EARNED RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such EARNED RESTRICTED SHARES shall become vested, on the ______ anniversary of the CERTIFICATION DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;

                  (ii) the RESTRICTED PERIOD shall lapse as to an additional _____% of the EARNED RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such EARNED RESTRICTED SHARES shall become vested, on the _______ anniversary of the CERTIFICATION DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;

                  (iii) the RESTRICTED PERIOD shall lapse as to an additional _____% of the EARNED RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such EARNED RESTRICTED SHARES shall become vested, on the ______ anniversary of the CERTIFICATION DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date; and

                  (iv) the RESTRICTED PERIOD shall lapse as to an additional _____% of the EARNED RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such EARNED RESTRICTED SHARES shall become vested, on the _______ anniversary of the CERTIFICATION DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date.

            (B) Restrictions on Transfer. The EARNED RESTRICTED SHARES may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable RESTRICTED PERIOD has lapsed and the EARNED RESTRICTED SHARES have become vested. Any stock certificate issued in respect of the EARNED RESTRICTED SHARES shall bear an appropriate legend evidencing the restrictions on transfer contemplated by this AGREEMENT and prohibiting the transfer thereof except in accordance with the terms of this AGREEMENT.

            (C) Lapse of RESTRICTED PERIOD. Upon the lapse of the RESTRICTED PERIOD applicable to the EARNED RESTRICTED SHARES, the COMPANY shall deliver a stock certificate for or other appropriate documentation evidencing the number of COMMON SHARES of the COMPANY with respect to which restrictions have lapsed, free of all such restrictions, to the PARTICIPANT.

      (D) Tax Withholding. The COMPANY shall have the right to require the PARTICIPANT to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements in respect of the vesting of the EARNED RESTRICTED SHARES. These tax withholding requirements may be satisfied in one of several ways, including:

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                  (i) The PARTICIPANT may give the COMPANY cash equal to the amount required to be withheld or tender COMMON SHARES of the COMPANY already owned by the PARTICIPANT for at least six months by actual delivery of the already-owned COMMON SHARES and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the PLAN) on the exercise date equal to the amount required to be withheld; or

                  (ii) The COMPANY may withhold COMMON SHARES otherwise deliverable upon vesting of the EARNED RESTRICTED SHARES having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the PLAN) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).

            (E) Rights as Holder of EARNED RESTRICTED SHARES. The PARTICIPANT shall not have the right to vote the EARNED RESTRICTED SHARES (or the underlying COMMON SHARES) or the right to receive any dividends with respect to the EARNED RESTRICTED SHARES (or the underlying COMMON SHARES) until the applicable RESTRICTED PERIOD has lapsed and the EARNED RESTRICTED SHARES have vested.

      3.    Adjustments and Changes in the COMMON SHARES.

            (A) If there is a change in the outstanding COMMON SHARES of the COMPANY by reason of a stock dividend, extraordinary cash dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, liquidation or other similar corporate change, the COMMITTEE shall appropriately adjust the number of RESTRICTED SHARES which may be earned subject to this AGREEMENT and any other limits or terms of such RESTRICTED SHARES as may be necessary to reflect such event. Fractional RESTRICTED SHARES resulting from any adjustment pursuant to this Section 3(A) shall be rounded down to the nearest whole number of RESTRICTED SHARES.

            (B) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the PARTICIPANT.

      4. Acceleration of Vesting Upon Change of Control of the COMPANY. Upon the occurrence of a "Change of Control" (as such term is defined in the PLAN), the RESTRICTED PERIOD applicable to the EARNED RESTRICTED SHARES shall immediately lapse and the EARNED RESTRICTED SHARES shall become fully vested. The COMMITTEE shall have no discretion to shorten or terminate the period over which it will be determined if the PERFORMANCE-BASED GOALS in respect of the 200__ FISCAL YEAR have been met or exceeded.

      5.    Effect of Termination of Employment.

            (A) The opportunity to earn RESTRICTED SHARES as contemplated by this AGREEMENT shall not confer upon the PARTICIPANT any right to continue in the employment

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of the COMPANY or any of its subsidiaries or interfere with or limit in any way the right of the COMPANY or any of its subsidiaries to modify the terms of or terminate the employment of the PARTICIPANT at any time in accordance with applicable law and the COMPANY's or the subsidiary's governing corporate documents.

            (B) If the employment of the PARTICIPANT with the COMPANY and its subsidiaries is terminated for any reason other than death or total disability prior to the lapsing of the RESTRICTED PERIOD applicable to the EARNED RESTRICTED SHARES, the EARNED RESTRICTED SHARES shall be forfeited to the COMPANY. The COMMITTEE shall have no discretion to shorten or terminate the period over which it will be determined if the PERFORMANCE-BASED GOALS in respect of the 200__ FISCAL YEAR have been met or exceeded.

            (C) If the PARTICIPANT becomes "totally disabled" as defined in the PLAN, the RESTRICTED PERIOD applicable to the EARNED RESTRICTED SHARES shall immediately lapse and the EARNED RESTRICTED SHARES shall become fully vested. The COMMITTEE shall have no discretion to shorten or terminate the period over which it will be determined if the PERFORMANCE-BASED GOALS in respect of the 200__ FISCAL YEAR have been met or exceeded.

            (D) If the PARTICIPANT dies while employed by the COMPANY or one of its subsidiaries, the RESTRICTED PERIOD applicable to the EARNED RESTRICTED SHARES shall immediately lapse and the EARNED RESTRICTED SHARES shall become fully vested. The COMMITTEE shall have no discretion to shorten or terminate the period over which it will be determined if the PERFORMANCE-BASED GOALS in respect of the 200__ FISCAL YEAR have been met or exceeded.

      6. PLAN as Controlling. All terms and conditions of the PLAN applicable to the RESTRICTED SHARES which may be earned as contemplated by this AGREEMENT, which are not set forth in this AGREEMENT, shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. The PARTICIPANT acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN.

      7. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.

      8. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

      9. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

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      10. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

      11. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

      12. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the PARTICIPANT in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. No change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.

      13. Successors of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY. In the event of any of the foregoing, the COMMITTEE may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify the EARNED RESTRICTED SHARES, at such time and in such manner as the COMMITTEE deems appropriate and in accordance with applicable laws, rules and regulations.

                  [Remainder of page intentionally left blank;
                         signatures on following page.]

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      IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.

                                               COMPANY:

                                               ABERCROMBIE & FITCH CO.

                                               By: _____________________________

                                               Its: ____________________________

                                               Title: __________________________

                                               PARTICIPANT:

                                               _________________________________
                                               Printed Name: ___________________

                                               Address:
                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               Social Security Number: _________

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                                                                         Annex 1

                        Performance-Based Financial Goals
                    For Fiscal Year Ending __________, 200__